LEASE AGREEMENT

         This Lease  Agreement is made as of this 20th day of May,  1996, by and between Robert D. Scinto, of Easton, Connecticut (hereinafter called "Landlord")

and Westport Bank & Trust, a Connecticut bank (hereinafter called "Tenant").



                              W I T N E S S E T H:


                                    ARTICLE I

                                  Data Section

         Wherever this Lease refers to any item specified in this Data Section, such reference shall be deemed to incorporate the information set forth in the Data Section. Some terms mentioned in the Data Section are further defined by other provisions in the Lease. Whenever a term is more specifically defined, the more specific definition shall control.

         1.01 The Leased Premises consists of 2,700 square feet of Tenant's net rentable area.

         1.02 The Leased Premises is located in Landlord's building at 675 Bridgeport Avenue, Shelton, Connecticut. The Leased Premises is further defined by the floor area outline attached as Exhibit A.

         1.03 The Initial Term of the Lease is from the Commencement Date to the end of the 120th full calendar month from and after the Commencement Date.

         1.04 The Commencement Date is the sooner of: (a) August 15, 1996; (b) the date Tenant has moved into the Leased Premises and opened for business with the public; and (c) 30 days after Banking Commission Approval (defined in paragraph 20.01).

         1.05 The Basic Minimum Annual Rent for the first five years of the Initial Term is $48,600 per annum, payable in equal monthly installments of $4,050 each. The Basic Minimum Annual Rent for the balance of the Initial Term is the $48,600 per annum multiplied by the ratio of the CPI (defined in Article
II) for March 2001 over the CPI for March 1996, which shall also be payable in equal monthly installments.

         1.06  The Security Deposit is $8,000.

         1.07 Tenant shall use the Leased Premises for the sole purpose of operating a retail banking branch, or other use approved in advance by Landlord, in the manner provided in paragraph 5.01.

         1.08  The Notice Address for each of the parties is:

         Landlord                                  Tenant

         Robert D. Scinto                          Westport Bank & Trust
         One Corporate Drive                       87 Post Road East
         Shelton, Connecticut  06484               Westport, Connecticut 06880

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                                   ARTICLE II

                                   Definitions

         The following words and phrases shall have the following meanings.

         2.01 "Building" means the building in which the Leased Premises is located.


         2.02 "Basic Operating Cost" means all Operating Expenses of the Project, which shall be computed on the accrual basis and shall consist of all costs and expenses incurred by Landlord to maintain all facilities in the operation  of the  Project.  All  Operating  Expenses  shall  be  determined  in accordance with generally accepted accounting principles, which shall be consistently applied (with accruals appropriate to Landlord's business). The term "Operating Expenses" shall include the amortized cost of capital items, provided, however, that the useful life of any item shall in no event exceed fifteen years. The term "operating expenses" as used herein shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Project and supporting facilities of the Project. Operating Expenses shall be limited so as not to include: specific costs which are otherwise allocated to tenant areas under other provisions of this Lease; expenses and costs which are billed to and paid by specific tenants; and expenses associated with any financing indebtedness of Landlord, whether or not secured by the Project. Operating expenses, include, but are not limited to, the following: (a) the cost of all supplies, materials and equipment used in the operation and maintenance of the Project; (b) the cost of utilities, including water and power, heating, lighting, air conditioning and ventilating the entire Project; (c) management fees at rates in accordance with the prevailing rates charged for comparable properties in the area of the Project; (d) the cost of all maintenance, janitorial and service agreements for the Project and the equipment therein, including, without limitation, alarm service , window cleaning; (e) accounting costs, including the costs of audits by certified public accountants; (f) the cost of all insurance, including but not limited to fire, casualty, liability, rental abatement, workers compensation and any other type of insurance reasonably obtained, all as limited to those coverages applicable to the Project and the employee's and Landlord's personal property used in connection therewith; (g) the cost of repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Project other than Tenant); (h) gardening, landscaping, planting, replanting and replacing of flowers and shrubbery; (i) any and all General Common Area maintenance costs relating to public areas of the Project, including sidewalks, parking areas, landscaping and service areas, including repaving, restriping, plowing and sanding of the walks and parking areas, and including rubbish removal from the Project; (j) compensation to personnel to implement all of the services set forth in this paragraph, including wages, workers compensation insurance premiums and other items paid for the employment of said personnel;
(k) all taxes, service payments in lieu of taxes, excises, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operation or the rent provided for in this Lease Agreement (It is agreed that Tenant will be responsible for ad valorem taxes on Tenant's personal property, if any, and on the value of leasehold improvements to the extent that same exceed standard building allowances provided by Landlord under this Lease); and (l) any other item reasonably expended for the maintenance, operation, repair and insurance of the Project. Notwithstanding the foregoing, Operating Expenses shall not include: [i] repairs to the structural members of the Building; [ii] replacement of the roof of the Building; and [iii] replacement of a capital nature unless it is determined in Landlord's reasonable discretion that the replacement is reasonably anticipated to be more economic than a repair or is reasonably anticipated to result in a decrease in Operating Expenses.


         2.03 "Consent" or "Approval" of Landlord means approval or consent in writing.

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         2.04 "CPI" means the United States  Department of Labor Bureau of Labor
Statistics Consumer Price Index-All Urban Consumers-All Cities (1982-4 = 100), except that if aforementioned index is no longer published or issued, the Landlord shall use such other index as is then generally recognized and accepted for similar determinations of purchasing power.

         2.05 "General Common Area" means all exterior areas of the Project which are available for the use of all tenants, including parking areas. General Common Area does not include restricted areas such as boiler rooms, machine rooms for elevator equipment and utility rooms of the Landlord.

         2.06 "Leased Premises" means the usable area leased to Tenant in Landlord's building. The outer vertical boundary of the Leased Premises is outlined on the floor plan attached hereto as Exhibit A. The upper boundary of the Leased Premises shall be the lower surface of the suspended or finished ceiling. The lower boundary of the Leased Premises shall be the surface of the unfinished floor. The vertical boundary of the Leased Premises shall be the unfinished surface exposed to the Leased Premises of all walls bounding the exterior of the building, other rentable area, building common area, and other area not for use by Tenant (HVAC duct chases and structural column enclosures for example).

         2.07 "Notice" means only written notification given by one party to the other. Notice may only be given by: a form of US Mail in which the recipient is required to sign a receipt (such as certified, return receipt); a nationally recognized courier service which requires the recipient to sign a receipt (such as Federal Express or UPS Next Day); and, in the case of Notice to Tenant, delivery to the Leased Premises. All Notices will be effective on receipt, except in the case of delivery to the Leased Premises, in which event the Notice will be effective as of the date of delivery. Notice must be given to the other party at the party's Notice address, except in the case of Notice to Tenant, which may always be given at the Leased Premises. The Notice address for each party is the address listed in the preamble of this Lease, above the Article I - Data Section, or to such other address designated by a party by Notice to the other party, provided, that Landlord shall not be required to give Notice to more than one address, and if more than one address is specified, Landlord may choose any one address of those designated by Tenant.

         2.08 "Project" means the 675 Bridgeport Avenue, Shelton, Connecticut building and the real property appurtenant thereto. The boundary of the Project is more particularly in Exhibit B, attached hereto.

         2.09 "Tenant's Net Rentable Area" means the approximate area of the Leased Premises.

         2.10 "Tenant's Pro Rata Share" means the percentage obtained by dividing Tenant's Net Rentable area by the total Net Rentable Area in the Building, whether rented or not. Although a specific Pro Rata Share may be set forth in the Data Section, the Pro Rata Share shall be subject to adjustment upon increase or decrease of the total Net Rentable Area in the Building.

         2.11 "Term of the Lease" means the Initial Term, and if the Lease grants any option to extend the Term of this Lease, Term of this Lease shall include any validly exercised option to extend.

         2.12 "Wall Street Prime" means the interest rate published by the Wall Street Journal as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks, or a similar substitute rate selected by Landlord if the foregoing rate is no longer published.




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



                                   ARTICLE III

                                 Grant and Term

         3.01 In consideration of the rent and covenants herein reserved and contained on the part of Tenant to be observed and performed, Landlord demises and leases to Tenant and Tenant rents from Landlord the Leased Premises and the improvements now or hereafter therein. Together with the Leased Premises, Landlord grants to Tenant and Tenant's employees and invitees the right to use the General Common Area, subject to the rules and regulations reasonably established by Landlord.

         3.02 The Initial Term is the period of time set forth in the Data Section. The Term of this Lease shall commence on the Commencement Date. Landlord and Tenant shall sign a written confirmation of the commencement and termination dates of the Initial Term of this Lease if either party so requests.


                                   ARTICLE IV

                                      Rent

         4.01 Tenant agrees to pay Landlord during the Term of this Lease the Basic Minimum Annual Rent.

         4.02  Tenant  agrees  to pay  Landlord  during  the Term of this  Lease
Additional Rent, consisting of: [i] Tenant's Pro Rata Share of the Basic Operating Cost; [ii] all utility charges which are not included as items of Basic Operating Cost but are the cost responsibility of Tenant under other provisions of this Lease (which have not been paid by Tenant directly to the utility providing the service under other provisions of this Lease); [iii] and any other item specifically set forth elsewhere in this Lease as an item of Additional Rent or as an item which is in any other manner the cost responsibility of Tenant. Landlord shall give Tenant within a reasonable time after the commencement of Landlord's fiscal operating year for the Project a statement of Tenant's Pro Rata Share of estimated Basic Operating Cost for the ensuing year. Tenant agrees to pay Tenant's Pro Rata Share of the Basic Operating Cost for each fiscal year in monthly installments in accordance with Landlord's statement. Landlord shall, within a reasonable period of time after the end of each fiscal year for which Basic Operating Cost has been charged in accordance with the estimated charges, give to Tenant a statement of the actual Basic Operating Cost incurred for the previous year. Adjustment shall be made for any overpayment or underpayment of the actual charges resulting from any variance between the actual Basic Operating Cost for the previous year and the estimated Basic Operating Cost paid by Tenant, which adjustment may be made by increasing or decreasing the Additional Rent charges for the next year, or a refund or lump sum billing, provided, however, that Landlord shall not be required to make such adjustment more than once per year. If during any fiscal operating year, Landlord shall not have delivered to Tenant the statement mentioned for such year, Tenant shall continue to pay Landlord the sums payable for the immediately preceding year, until the statement for the current year shall have been delivered, at which time the monthly payments by Tenant shall be adjusted retroactively. If during all or part of any fiscal year any particular item or items of service or work (which would constitute an element of Additional Rent hereunder) are not furnished to any portion of the Project due to the fact that such portion is not completed, occupied or leased, then for the purposes of computing Additional Rent payable hereunder, the amount of such expenses for such items shall be increased by an amount equal to the expenses which would have reasonably been incurred during such period if Landlord had at his own expense furnished such items of service or work to such portion of the Project, provided, however, Tenant shall not be charged for any services not actually provided to the Project and Landlord shall not recoup more than 100% of the Operating Expenses actually incurred by Landlord. Utility charges set forth as a portion of Additional Rent, above, may be included with the statement of

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estimated  Basic  Operating  Cost and billed and  adjusted in the same manner as
Tenant's Pro Rata Share of the Basic Operating Cost. If any part of the first or last Lease Years of the Term of this Lease shall include part of a tax or operating expense year, Tenant's liability under this paragraph shall be apportioned so that Tenant shall pay only for such parts of such tax year and operating expense years that shall be included in the Term of this Lease. Landlord may elect to bill the full amount of any item of Additional Rent which is not an item of Basic Operating Cost as such item of expense is incurred by Landlord (repair of damage caused by Tenant, for example). All items of Additional Rent which are capital items not specifically the immediate cost responsibility of Tenant pursuant to other terms of the Lease shall be amortized in accordance with generally accepted accounting principles, provided that no item shall have a useful life of more than fifteen years. Notwithstanding the foregoing, the "Capped Portion of Additional Rent" for each calendar year during the Term of the Lease shall not exceed the actual amount for the "Capped Portion of Additional Rent" for the 1995 calendar year increased by the percentage increase in the "CPI" from the month of October, 1995 to the October of the calendar year for which the limit is being determined, on a per square foot of Tenant's Net Rentable Area basis. The "Capped Portion of Additional Rent" is the Tenant's Pro Rata Share of the Basic Operating Cost (item [i] of the first sentence of this paragraph), excluding any tax, insurance and utility component of Basic Operating Cost. The CPI is defined in paragraph 2.04. The Capped Portion of Additional Rent shall be pro-rated for partial calendar years during the Term of the Lease (such as for the balance of the calendar year remaining after the Commencement Date, if the Commencement Date is not the first day of a calendar year.

         4.03 The Basic Minimum Annual Rent and the monthly installment portion of the Additional Rent shall be due in installments, commencing with the Commencement Date and continuing on the first day of each month thereafter, in advance. If the Commencement Date is not the first day of a calendar month, the installment due on the Commencement Date shall be pro rated for the fractional period remaining in the month of the Commencement Date. It is the intention of the Landlord and Tenant that the rents herein specified shall be net to the Landlord in each year during the Term of this Lease, payable without any reduction, abatement, counterclaim or setoff, and that all costs, expenses and obligations of every kind relating to the Leased Premises, whether or not specifically set forth in this Lease, which may arise or become due under any contingency whatsoever during the Term of this Lease shall be paid by the Tenant and the Tenant shall indemnify the Landlord and save the Landlord harmless from and against all such costs, expenses and obligations. All past due installments of rent shall bear interest at the lesser of (a) five percentage points over Wall Street Prime or (b) the maximum rate permitted by applicable law, from date due until payment is received. Any liability for unpaid Basic Minimum Annual Rent and Additional Rent shall survive the termination of the Lease.


                                    ARTICLE V

                                Conduct of Tenant

         5.01 Tenant and Tenant's permitted assignees or sub-lessees shall use the Leased Premises for the sole and exclusive purpose of a retail banking branch and for no other purpose without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. It is recognized that at the outset of this Lease the Building is devoted to retail uses, and Landlord's reasonable discretion with respect to allowing a change of use may include allowance of only such use as is compatible with the retail nature of the Building, will maintain and/or enhance the desirability of the Project, will not be materially detrimental to the marketability and rental value of the Leased Premises or other tenant spaces in the Building at the time of the change or use or in the future and will not include any use of an adult nature, all as determined in Landlord's reasonable discretion. Tenant shall be open for business with the public as a retail banking office during at least all days and hours which are regular banking days and hours for state banks in the State of Connecticut. Notwithstanding any other provision for default contained elsewhere in this Lease, except for an "Excused Closure", Tenant shall

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be  considered  to be in  material  default if: [i] Tenant has not been open for business with the public during all regular banking hours for three consecutive business days and if Tenant shall then fail to be open for business on a regular basis within 72 hours after Notice from Landlord; or [ii] Tenant has not been open for business with the public during all regular banking hours three consecutive business days, for two or more occasions during any twelve month period. For the purposes of the preceding sentence, and "Excused Closure" means the time during which Tenant's office may be closed on account of: (a) any casualty damage which is Landlord's responsibility to repair under other provisions of this Lease; (b) during Tenant's initial fit-out or any renovations or repair of damage during the Term of the Lease, and long as said work being performed by Tenant is being carried out in a prompt and diligent manner; or (c) any event which is beyond Tenant's control. The use of the Leased Premises shall also be in accordance with the ordinances and regulations of the municipality in which the Leased Premises is located. Tenant will comply with all rules and regulations, of which Tenant is given notice, reasonably established by Landlord for the governing of conduct of tenants in general in the Project. The current rules and regulations for tenants in the Project are set forth in Exhibit C. Tenant shall be responsible for keeping the common areas in the building free of all trash and debris emanating from Tenant's Leased Premises. The use of the Leased Premises shall also be in accordance with the ordinances and regulations of the municipality in which the Leased Premises is located. Without limitation of the foregoing, Tenant agrees that the Leased Premises will not be used for any purpose other than that provided above. Tenant agrees to comply with all rules and regulations, of which Tenant is given notice, reasonably established by Landlord for the governing of conduct of tenants in general in the Project. The current rules and regulations for tenants in the Project are set forth in Exhibit C.

         5.02 Tenant agrees that Tenant will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended and/or all risk coverage insurance that may be charged during the Term of this Lease on the amount of such insurance which may be carried by Landlord on the Project, resulting from the type of equipment, merchandise or services used by Tenant in the Leased Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises and the Project.

         5.03 Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or Project or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Project.

         5.04 Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force and not being reasonably disputed by Tenant, pertaining to the Tenant's use of the Leased Premises or any act therein by Tenant. Tenant shall faithfully observe in the use of the Leased Premises all federal, state, county and municipal laws, ordinances and regulations now in force or which may hereafter be in force not being reasonably disputed by Tenant, excepting any structural changes required by such authorities which are not caused by the act or neglect of the Tenant or by Tenant's specific use of the Leased Premises. Specific reference is made to Tenant's duty to comply with all state, federal and local laws concerning environmental protection and Tenant's conduct at the Project. Tenant agrees to indemnify Landlord against any cost and expense which Landlord may suffer by reason of Tenant's failure to comply with the laws governing its conduct at the Project, including all laws concerning environmental protection. Tenant shall undertake no acts which would result in the Leased Premises being defined as an "Establishment" under the environmental laws of the State of Connecticut.


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         5.05  Tenant  will not  place or  maintain,  or cause to be  placed  or maintained, on any portion of the Project exterior to the Leased Premises or any portion of the Project (including the Leased Premises) visible from the exterior of the Leased Premises, any sign or advertising matter without Landlord's written consent. Tenant shall not place any object on any portion of the Project exterior to the Leased Premises without Landlord's written consent. Tenant shall not install or maintain any window treatment without the prior written consent of Landlord. Landlord may require Tenant to install window treatments with a particular exterior appearance (color, style and quality), as viewed from the exterior of the Leased Premises. Landlord will not unreasonably withhold or delay consent to exterior signage for Tenant at the Project similar in type and location to that which had been installed by the prior tenant, Fleet Bank. Further, Landlord is familiar with Tenant's signage and decor in place at its main office and branch office as of the outset of this Lease, and the style of said signage and decor is acceptable to Landlord. Further, it is acknowledged that Tenant may be required to obtain the prior approval of the Shelton Planning & Zoning Commission for the installation of exterior signage.

         5.06 Tenant shall to keep the Leased Premises in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter and to make all interior repairs other than to Landlord's mechanical systems. Tenant shall maintain all equipment installed by Tenant at Tenant's own cost and expense. Tenant shall also maintain all of its drive-up and/or outside teller system and the improvements and portions of the Building exterior to the Leased Premises but which are a part of the drive-up and/or outside teller system in good order and repair, at Tenant's sole cost and expense. Tenant shall not make any building alteration or addition to the Leased Premises without Landlord's consent, which shall not be unreasonably withheld. Tenant shall be responsible, at Tenant's cost and expense, for repair of any damage or breakage of any widows or doors (plate glass) in the exterior walls of the Leased Premises, and shall maintain insurance therefor in accordance with paragraph
7.02. Tenant shall be responsible, at Tenant's cost and expense for any cleaning of such plate glass. Tenant shall also be responsible for the proper disposal of all trash emanating from Tenant and Tenant's agents, servants, employees. Tenant may maintain a trash dumpster in a location approved of by Landlord, for this purpose. All trash which is the responsibility of Tenant for disposal shall be disposed of at Tenant's sole cost and expense, in full compliance with all laws relating to the handling and disposal of such trash.

         5.07 If Tenant refuses or neglects to perform any item of maintenance or repair which is Tenant's responsibility within a reasonable time, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs upon presentation of an invoice therefor, as Additional Rent, which shall include interest from the date of such repairs at the same rate as that due for overdue rental payments. In the case of a repair which is not an emergency repair, Landlord shall not exercise Landlord's right to make the repair unless Tenant has not commenced the repair within twenty days after written notice from Landlord and proceeds to complete same with diligence.

         5.08 Tenant shall promptly pay all contractors and materialmen hired by Tenant to furnish any labor or materials which may give rise to the filing of a mechanic's lien against the Project attributable to contracts entered into by the Tenant. Should any such lien be made or filed, Tenant shall cause same to be discharged as a lien against the Project within the sooner of [i] ten business days after Tenant receives notice of such lien or [ii] ten business days after request by Landlord to remove such lien. If bond is filed and such lien is discharged, Tenant shall not be obligated to discharge the lien by payment. Notwithstanding any notice and grace period before default elsewhere set forth in this Lease, if Tenant shall fail to discharge such lien within the time period set forth in this paragraph above, and shall further fail to discharge such lien within ten more business days after notice of failure to discharge the lien is given from Landlord, then Tenant shall be in material default of the Lease, without any further notice or grace period.

                                   ARTICLE VI

                 Landlord's Conduct and Services at the Project

         6.01 Landlord shall keep the parking areas in the Project reasonably free of snow, ice and debris; maintain the building heating, ventilation and air conditioning and building mechanical systems serving the Leased Premises and shall otherwise keep the exterior, structure and roof of the Building and the exterior General Common Area in good condition, consistent with that of a first class project of the type as that which the Project is classified. Landlord's obligations to repair shall include roof repairs and the cost of Landlord's maintenance and repairs may constitute and element of Operating Expenses. Notwithstanding the foregoing, Landlord's maintenance and repair obligations shall not extend any maintenance or repair which is the express responsibility of Tenant under this Lease or any other tenant under its lease. For example, Landlord shall not be responsible for maintenance and repair of any of Tenant's signage or drive-up and or exterior teller system. Further, if any repair shall be necessitated on account of damage caused by Tenant or any of Tenant's agents, servants, employees or invitees and the same is not covered by Landlord's insurance, Tenant shall be responsible for the full cost of the repair. For example, if Tenant hires a contractor to install or repair equipment in connection with its business at the Leased Premises and if such contractor damages the roof, which damage is not covered by Landlord's insurance, Tenant would be responsible for the cost of the roof repair necessitated by Tenant's contractor. Tenant shall be responsible to keep all other equipment and systems serving the Leased Premises in good repair, at Tenant's sole cost and expense.

         6.02 Landlord shall have the right to make alterations and/or additions to the Project and the Building. The exercise by Landlord of any right under this paragraph shall be limited so that there shall be no unreasonable interference with Tenant's use of the Leased Premises and the General Common Area.

         6.03 Landlord shall have the right to establish rules and regulations for the use of the parking areas by Tenant and other tenants in the project, but Landlord shall not have any duty to police the traffic in the parking areas. Tenant shall have the use of the existing drive-up and/or exterior teller equipment at the Project, to the extent that the same is left by the existing tenant after it vacates. Tenant shall have the right to install Tenant's own drive-up and/or exterior teller system, in the same nature as the drive-up and/or exterior teller system had been operated by the prior tenant of the Leased Premises, and Tenant shall have the reasonable use of the parking/driveway area at the Project for the use of such system by Tenant's customers, to the same nature and extent as had been practiced by the prior tenant. Tenant shall also have the use of the parking areas existing from time to time in the Project, for the benefit of Tenant's employees, visitors and customers, in common with other tenants in the Project, which use is to be in accordance with Tenant's Pro Rata Share of the parking areas available for all tenants in the Project, and subject to Landlord's rules and regulations. Notwithstanding the foregoing, Tenant shall have the right to have Landlord designate up to 10 of Tenant's parking spaces as reserved for Tenant's staff and customers, in which case Tenant may post signs (subject to Landlord's approval as to placement and design, the approval not to be unreasonably withheld or delayed) and enforce the restricted use of the spaces. Landlord shall have no duty to police any unauthorized usage of the assigned parking.


                                   ARTICLE VII

                   Insurance, Indemnity and Subrogation Waiver

         7.01 Tenant shall during the entire Term of this Lease keep in full force and effect a policy of public liability and property damages insurance. Tenant's insurance policy shall insure against Tenant's liability for all acts and omissions with respect to conduct in the Leased Premises and the Project of

Tenant and Tenant's agents, servants, employees, licensees and invitees. The policy limits of Tenant's insurance shall be at least $500,000 per occurrence, or such other limits as to public liability and property damage as Landlord may reasonably require. Tenant's policy shall name Landlord as an additional insured and shall contain a clause providing that the insurer will not cancel or change the insurance without first giving the Landlord fifteen days prior written notice. Tenant's insurance policy shall be with an insurance company approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the Commencement Date.

         7.02 Tenant shall during the entire Term of this Lease keep in full force and effect a hazard and all risk insurance policy, including fire, extended and all risk type coverage, in an amount adequate to cover the cost of repair and replacement of all alterations, decorations, or improvements made by Tenant in the Leased Premises and any plate glass in any exterior wall of the Leased Premises, Tenant to be responsible for replacement of all damage to such plate glass, at Tenant's sole cost and expense. Tenant's policy shall name Landlord as an additional insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord fifteen days prior written notice. Tenant's insurance policy shall be with an insurance company approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the Commencement Date.

         7.03 Landlord agrees to maintain or cause to be maintained hazard and all risk insurance, with fire, extended and all risk type coverage, upon all of the buildings, structures or improvements (excluding tenant improvements required to be insured by Tenant under other terms of this Lease) in the Project, in an amount adequate to cover the cost of replacing the foregoing in the event of fire or other destruction, less a commercially reasonable deductible. In the event of fire or other destruction to such property, Landlord agrees, subject to the rights of any mortgagee to insurance proceeds, to immediately collect or cause to be collected the insurance proceeds and to apply the same to the reconstruction and repair of the damaged property. Tenant shall pay Tenant's Pro Rata Share of the premiums for the insurance specified herein as an item of Basic Operating Cost Additional Rent.

         7.04 Each policy of public liability insurance, hazard insurance or other insurance insuring risks arising out of any occurrence at the Project, carried by Tenant or Landlord, shall provide that the insurer waives any rights of subrogation against the Landlord (in the case of Tenant's policies) and against the Tenant (in the case of Landlord's policies) in connection with or arising out of any claim or benefit provided under such insurance policy. In no event shall Tenant or any person or corporation claiming an interest in the Leased Premises by, through or under Tenant and over whom Tenant shall have control, claim, maintain or prosecute any action or suit at law or in equity against the Landlord for any loss, cost or damage caused by or resulting from fire or other risk or casualty in the Project for which Tenant is or may be insured under a standard hazard and all risk insurance policy, including fire, extended and/or all risk type coverage, whether or not the property (tangible or intangible) is insured or required to be insured under this Lease, and whether or not caused by the negligence of the Landlord, or the agents, or servants, or employees of the Landlord. In no event shall Landlord or any person or corporation claiming an interest in the Project by, through or under Landlord and over whom Landlord shall have control, claim, maintain or prosecute any action or suit at law or in equity against the Tenant for any property damage to the Project caused by or resulting from fire or other risk or casualty in the Project for which Landlord is required to be insured under the provisions of the Lease, whether or not caused by the negligence of the Tenant or the agents, servants and/or employees of the Tenant.

         7.05 In the case of third party claims arising out of an act or omission of Tenant or an agent, servant or employee of Tenant (a "Tenant Fault Claim") and not out of an act or omission of Landlord or an agent, servant or employee of Landlord (a "Landlord Fault Claim"), Tenant shall be responsible for the Tort Indemnity of Landlord. In the event of a Landlord Fault Claim, Landlord shall be responsible for the Tort Indemnity of Tenant. In the event of claims which are both Tenant Fault Claims and

Landlord Fault Claims, as between Landlord and Tenant: each party shall be responsible for the claim in the proportion such party's fault bears to the total fault of Landlord and Tenant; and such party shall indemnify the other against the portion of the claim for which such party is responsible. Tort Indemnity shall mean that the party responsible for the indemnification shall provide the legal defense of the claim (counsel being subject to the approval of the indemnified party, approval not to be unreasonably withheld) and the indemnifying party shall be responsible to pay the amount of the claim (subject to the right to defend it) up to the limits of the indemnification set forth in this paragraph, above, except that in the case of claims which are both Tenant Fault Claims and Landlord Fault Claims, each party shall be responsible for its own costs of legal defense. Tort Indemnity shall not be owed to the extent that the party owing the indemnification has been prejudiced by any failure of the party seeking the indemnification to give notice to the other party within a reasonable time after said party becomes aware of a claim in which the other party may owe an indemnity obligation under this paragraph.


                                  ARTICLE VIII

                                    Utilities

         8.01 From and after the Commencement Date, Tenant shall pay all charges for utilities used, consumed in or allocable to the Leased Premises, including, but not limited to, fuel, electricity, water and gas. Said utilities may be either directly metered to Tenant or shared with other tenants. If any utility consumption in the Leased Premises is not separately metered, Landlord may allocate the shared utility consumption to the Leased Premises in any reasonable manner. In the case of building systems such as HVAC, utility consumption of such systems may be allocated in accordance with Tenant's Pro Rata Share. The charges for all utilities not paid directly to the utility providing the service shall be paid to Landlord as an element of Additional Rent; and Tenant shall, at Landlord's option, either pay the separately metered utilities directly to the utility providing the service, or pay for said separately metered utilities as an item of Additional Rent. It is acknowledged that electricity and gas for the Leased Premises will be separately metered and water and sanitary sewer will not be separately metered.


                                   ARTICLE IX

                  Estoppel Statement, Attornment, Subordination

         9.01 Upon request of Landlord or any mortgagee of Landlord, Tenant shall execute an estoppel certificate, certifying the status of any facts with respect to the Lease. Estoppel certification may include: whether the Lease is in full force and effect; the rentals due under the Lease and the degree to which same have been paid; that there are no defenses or claims against Landlord for any alleged violation of the Lease by Landlord, or a statement of such defenses or claims; acknowledgement of the interpretation or meaning of any term of the Lease, provided such acknowledgement shall not change any term or provision hereof; and such other matters reasonably requested to be certified in the estoppel certificate.

         9.02 The Tenant agrees that the Lease and all rights of the Tenant herein shall, at the election of Landlord or mortgagee, be subordinate to the lien of any mortgage or mortgages now or which may hereafter be placed on the Project or any part of the Project during the term of this Lease. In the event any proceeding is brought for the foreclosure of the Leased Premises, Tenant agrees to attorn to the mortgagee in the event of strict foreclosure, or to the purchaser in the event of foreclosure by sale or deed in lieu of foreclosure, and recognize such mortgagee or purchaser (as the case may be) as the Landlord under this Lease. Tenant further agrees to execute any further instrument or instruments which the Landlord or its successors in title may at any time require to evidence the subordination of this Lease to the lien of any such mortgage or mortgages and Tenant's agreement to attorn, provided, however, that the Landlord, if Tenant so requests, obtains a standard non-disturbance agreement from the mortgagee for the benefit of the Tenant. Notwithstanding the foregoing, if there shall be a first mortgage placed on all or a portion of the Project, this Lease shall not be subordinated to any other encumbrance subsequent in right to the first mortgage unless the first mortgagee shall consent to such subordination, in writing.

         9.03 Tenant agrees to execute and deliver to Landlord or the party designated by Landlord, within ten days after presentation of the proposed form, any estoppel certificate and/or subordination, attornment and/or non disturbance agreement requested to be executed by Tenant pursuant to the terms of this Lease. Tenant further agrees to include in any such documents, if requested by
Landlord: an agreement not to pay Landlord rent for more than one month in advance; an agreement to give any mortgagee a notice of any alleged default by Landlord and a reasonable time for such mortgagee to have such default cured before Tenant will exercise any right to terminate this Lease; and an agreement that Tenant will not look to such mortgagee for the return of any security deposit or other monies not actually received by such mortgagee. If Tenant shall not have delivered the executed documents, required to be executed and delivered under this Article, within the ten day period set forth above, Landlord may give Tenant written notice of Tenant's failure to deliver such documents, and if Tenant shall then fail to deliver said executed documents within three business days after delivery of such written notice, notwithstanding any provision for notice and grace period for default elsewhere contained in this Lease, Tenant shall be in material default of the Lease, and Landlord shall have all rights provided for in the event of such default, including termination; and Tenant shall be liable for all resulting consequential damages to Landlord.


                                    ARTICLE X

                         Destruction of Leased Premises

         10.01 Landlord agrees, subject to and excepting the other provisions of this Article, that if the Leased Premises shall be damaged by fire or other casualty during the term of this lease, Landlord shall, at Landlord's own expense, use best efforts to cause the damage to be promptly repaired within a reasonable time after such damage has occurred, which period shall not exceed six months. If by reason of such occurrence, any portion of the Leased Premises is thereby rendered untenantable and Tenant ceases use of said portion, the rent and other charges payable by Tenant hereunder shall be abated in proportion to the area of the Leased Premises which is rendered untenantable and which is not used by Tenant, said abatement to continue until the sooner of the time when the Leased Premises is repaired or until Tenant uses the damaged portion of the Leased Premises. Landlord's obligation to restore under this Article shall be limited to the extent of insurance proceeds made available by any mortgagee having control over the disposition of such proceeds.

         10.02 In the event that fifty percent or more of the Leased Premises shall be damaged or destroyed by fire or other cause during the Term of this Lease and same shall not be repairable by Landlord within six months, Landlord or Tenant shall have the right, to be exercised by written notice to the other party, within sixty days from and after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice, the term of this Lease shall expire by lapse of time upon the thirtieth day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord on such date of expiration.

                                   ARTICLE XI

                    Eminent Domain and Cessation of Business

         11.01 In the event any portion of the Leased Premises or any portion of the Project which renders the Leased Premises unusable is taken in condemnation proceedings or by any right of eminent domain or for any public or quasi-public use, this Lease shall terminate as of the date of vesting of title in the condemning authority and all rent, including additional rent, payable under this lease shall be paid to that date.

         11.02 In the event of any taking provided for in this Article, all proceeds of any award, judgment or settlement payable by the condemning authority shall be and remain the sole and exclusive property of Landlord, and Tenant waives any right to make any claim to said award, judgment or settlement received by Landlord. Tenant may pursue its own claim against the condemning authority permitted by statute to be paid to Tenant without diminishing or reducing the award, judgment or settlement payable to Landlord.


                                   ARTICLE XII

                            Assignment and Subletting

         12.01 Tenant will not assign this Lease in whole or in part nor sublet all or any part of the Leased Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Landlord hereby expressly consents to any assignment or subletting to an entity controlled by Tenant, which controls Tenant, or is under the control of the same entity as controls Tenant. For the purposes of the preceding sentence, "control" means legal voting control. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If the Leased Premises shall be occupied by anybody other than Tenant, Landlord may collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain primarily liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease, but Tenant and such assignee, under-tenant or occupant shall thereafter be jointly and severally liable for the full and faithful performance of the obligations of Tenant under this Lease. Any attempted assignment by Tenant without the prior written consent of Landlord shall be void. No assignment or subletting shall provide for a rental payment, or other payment for use and occupancy or utilization, based in whole or in part on the net income or profits derived by any person or entity from the property assigned, subleased, occupied or utilized (other than an amount based upon a fixed percentage of sales), and any such purported assignment or subletting based upon such payment shall be void and any amount payable thereunder or any rental amount therefor passed to any person or entity shall not have deducted therefrom any expenses or costs related in any way to the leasing of such space.

         12.02 In the event Tenant desires to sublet or assign this Lease in whole or in part and the resulting agreement provides the Tenant with any gross profit in excess of the rents payable hereunder, such profit shall be shared by Landlord and Tenant, 50% to each.

         12.03 In the event Tenant desires to sublet or assign this Lease in whole or in part, other than to an entity permitted under the second sentence of paragraph 12.01, then Landlord shall have the right of first refusal against such subletting or assignment in accordance with the further provisions of this paragraph. Tenant shall give Landlord written notice of the terms of any bona fide offer to sublet or assign pursuant to which Tenant desires to consummate a subletting or assignment. Landlord shall have 15 days after receipt of said notice to notify Tenant of its acceptance of said subletting or assignment terms. If Landlord shall not exercise its right of refusal within the 15 day time period, the subletting or assignment shall be free of Landlord's refusal right contained in this paragraph as to a subletting or assignment on the terms contain in the notice from Tenant, provided that such assignment or sublease is executed and commences within not more than 60 days after Tenant's notice to Landlord. If Tenant wishes to sublet or assign at a lower rent, more favorable terms to the assignee or subtenant or outside of said 60 day period, Tenant must again give written notice to Landlord the terms of any such bona fide offer acceptable to Tenant and the above process shall be repeated.


                                  ARTICLE XIII

                              Default of the Tenant

         13.01 In the event of any failure of Tenant to pay any Basic Minimum Annual Rent, Additional Rent or any other monies payable to Landlord under this Lease within ten (10) days after written notice of failure to pay said sums, Tenant shall be in material default of the Lease. Tenant shall also be in material default of this Lease upon the happening of any of the following: [i] the failure to deliver any estoppel or subordination, non disturbance and/or attornment agreement within the time limits set forth for default in the Article of this Lease requiring execution and delivery of such documents; [ii] the failure to have any mechanic's lien discharged within the time period set forth for default in the Article requiring removal of mechanic's liens; [iii] the failure of Tenant to comply with the continuous operation obligations in the manner set forth in paragraph 5.01; [iv] the failure to commence within thirty
(30) days after written notice of failure to perform, and diligently pursue the performance of, any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant; [v] if Tenant or any guarantor shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against them, in any court, pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for the reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property or make an assignment for the benefit of creditors; or [vi] if Tenant's interest in this Lease shall be taken under any writ of execution. The foregoing conditions of default shall be limited to the extent required by any state or federal laws affecting this Lease and Landlord's rights against Tenant, including the United States bankruptcy laws. To the extent permitted by law, all payments are due on the due dates set forth in the Lease, and there shall be no grace period for the due date of the rent other than the above ten day period after notice from Landlord.

         13.02 In the event of default, then Landlord, besides other rights or remedies Landlord may have, shall have the right to terminate this Lease and proceed under any law entitling Landlord to recover possession of the Leased Premises, and to the extent permitted by law, shall be entitled the right of immediate reentry and to eject Tenant from the Project, without resort to court proceedings. Upon such default, to the extent permitted by law, Tenant's property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant. Tenant acknowledges that this Lease is a commercial Lease, and to the extent permitted by law, Tenant waives the requirement of a statutory notice to quit possession prior to commencement of summary process proceedings.

         13.03 Should Landlord elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or Landlord may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the terms of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in Landlord's discretion may deem advisable. Upon each such reletting, all rentals received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should
Landlord at any time terminate this Lease for any breach, in addition to any other remedies Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Leased Premises, reasonable attorney's fees, and the present value of the lost rent resulting from the failure of Landlord or Tenant to obtain another Tenant for the Leased Premises for any period of time after Tenant's default, and/or resulting from the fact that the reasonable rental value of the Lease Premises at the time of Tenant's default is less than the value of the remaining rental payments due under this Lease.

         13.04 In case Landlord or Tenant shall retain an attorney to enforce the provisions of this Lease or if suit shall be brought for recovery of possession of the Leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant or Landlord to be kept or performed, the prevailing party shall be entitled to recover of the other all reasonable expenses incurred therefor, including a reasonable attorney's fee.


                                   ARTICLE XIV

                                Security Deposit

         14.01 Tenant's Security Deposit shall be due and payable to Landlord upon execution of this Lease. The Security Deposit shall be security for the full and faithful performance of all the covenants and conditions contained herein during the Term of this Lease and any extension or renewal thereof. The rights and remedies reserved to the Landlord under this Lease are cumulative, and in the event of a default by the Tenant, the Landlord shall not be required to resort to the Security Deposit before exercising any other remedy available to Landlord under this Lease or by law. The Security Deposit shall be refunded without interest to the Tenant within ten days following the expiration of this Lease, or any renewal or extension thereof, provided the Tenant has kept and performed all of the terms and conditions required of Tenant under the Lease. In no event, except when the Landlord elects at Landlord's sole option to do so, may the Tenant set off or apply any part of the Security Deposit against any rent owing by the Tenant to the Landlord hereunder.




                                     - 14 -
\

                                   ARTICLE XV

                       Limitation of Liability of Landlord

         15.01 In the event of any alleged default of Landlord, Tenant agrees that Tenant shall not seek to secure any claim for damages or indemnification by any attachment, garnishment or other security proceeding against any property of the Landlord other than the Project or property related thereto, and in the event Tenant obtains any judgment against Landlord by virtue of an alleged default by Landlord under this Lease, Tenant agrees that Tenant will not look to any property of Landlord other than the Project for satisfaction of such judgment.

         15.02 Except for gross negligence or willful misconduct, Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, or for the loss of or damage to any property of Tenant or of others by theft or otherwise. Except for gross negligence or willful misconduct, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Project, by occupants of adjacent property to the Project, by other members of the public, or caused by operation or construction of any other private or public work. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only.

         15.03 Upon any transfer of Landlord's interest in the Project, the then transferor Landlord shall be relieved of any and all liability to Tenant under this Lease, except for claims of Tenant against Landlord arising out of events occurring prior to such transfer.


                                   ARTICLE XVI

                                 Quiet Enjoyment

         16.01 Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord, subject, nevertheless to the terms and conditions of this Lease, and subject to the restrictions and easements or other matters as of record appear.


                                  ARTICLE XVII

                             Miscellaneous Covenants

         17.01 The Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or claim of injury or damage. In any dispute between the parties relating to the tenancy hereby created, the exclusive forum for any such legal action shall be the Bridgeport, Connecticut, state courthouse, if venue shall be accepted by such court, or the nearest state courthouse to Bridgeport having jurisdiction and venue over the matter. Connecticut law shall apply to all state law matters arising under this Lease.

         17.02 The waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

         17.03 No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         17.04 This Lease and the Exhibits, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties other than those herein set forth. No subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party to be charged.

         17.05 If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

         17.06 If the Commencement Date is not a date certain, the Commencement Date shall in no event be later than a time which would not violate any applicable rule against perpetuities, determined as if all relevant lives in being ceased as of the date of execution of this Lease.

         17.07 In the event that Landlord shall be delayed in, hindered in, or prevented from, the performance of any act required hereunder by reason of Force Majeure, which shall mean strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the Landlord and despite his good faith efforts to avoid such Force Majeure, then performance of such act shall be excused for the period of the delay.

         17.08 Tenant agrees that the Landlord and Landlord's agents and other representatives shall have the right to enter into and upon the Leased Premises at all reasonable hours, upon reasonable notice, consistent with Tenant's security requirements, (without notice in the case of an emergency) for the purpose of examining the Leased Premises, or making such repairs or alterations therein as may be necessary for the safety and preservation of the Project.

         17.09 Tenant agrees to permit the Landlord or Landlord's agents to show the Leased Premises to persons wishing to hire or purchase the same upon reasonable notice to Tenant and at reasonable hours.

         17.10 Tenant shall not encumber or obstruct the General Common area in the Project, nor allow the same to be obstructed or encumbered in any manner. Landlord shall not obstruct the entrance to the Leased Premises and shall not unreasonably interfere with Tenant's use of the General Common Area.

         17.11 The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant.

         17.12 Neither party shall record this Lease, but the parties hereto agree to execute a Notice of Lease drawn in accordance with the Connecticut statutes, and the parties agree to execute in recordable form an agreement establishing the specific commencement date of this Lease when the same is ascertainable.

         17.13 If there shall be one or more tenants or one or more landlords, each tenant and landlord shall be jointly and severally liable for all of the covenants and obligations of the Tenant and Landlord hereunder, as the case may be, except as express provision may be elsewhere made to the contrary.

         17.14 The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant, or to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

         17.15 The headings, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.


                                  ARTICLE XVIII

                           Surrender and Holding Over

         18.01 At the expiration of the tenancy hereby created, whether by lapse of time or otherwise, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear and insured casualty excepted, and Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent, and Tenant shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. Tenant shall remove all its trade fixtures and/or, at the option of the Landlord, any alteration or improvements installed by Tenant, before surrendering the premises as aforesaid and shall repair any damage to the Leased Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. If Tenant fails to remove such trade fixtures and restore the Leased Premises, then upon the expiration or sooner termination of this Lease, and upon the Tenant's removal from the premises, all such alterations, decorations, additions and improvements shall become the property of the Landlord.

         18.02 Holding over with the written consent of Landlord shall be at the Basic Minimum Annual Rent and the Additional Rent specified herein and shall otherwise be on all terms and conditions set forth herein, except for the term, which shall be month to month, and without any right of first refusal or options to extend the term, lease other space and/or purchase property. It is acknowledged that the damages which Landlord may suffer on account of an unconsented to holding over may be difficult to determine, as they may include lost marketing opportunities with respect to Landlord's ability to obtain a replacement tenant in a timely manner and other elements of damage that may be difficult to quantify. Accordingly, should Tenant withhold possession of the premises from Landlord after termination of the within Lease, whether by lapse of time, by termination by either party as provided herein, or in any other manner, and except in the case where the Landlord has given written consent to holding over, the damages to Landlord on account of Tenant's failure to vacate on time, plus the use and occupancy for the Leased Premises, are hereby liquidated at a monthly sum equal to any installment Additional Rent in effect as of the end of the Term (any utility charges and Tenant's Pro Rata Share of the Basic Operating Expense, for example) plus one and one-half times the monthly installment of Basic Minimum Annual Rent which would have been in effect for the month immediately prior to the end of the Term of the Lease had the Lease run the full course of the Initial Term and any option to extend that may have been exercised prior to the unconsented to holding over. Tenant shall also be responsible for any other item of Additional Rent which would be owed had the Lease remained in effect (attorney's fees and damage to Landlord's property, for example).


                                   ARTICLE XIX

          Delivery of Possession to Tenant and Tenant's Initial Fit-Out

         19.01 It is acknowledged that the Leased Premises is, as of the date of this Lease, occupied by Fleet Bank and that Landlord has an agreement with Fleet Bank for it to vacate the Leased Premises on or before May 31, 1996. Delivery of possession of the Leased Premises is contingent upon the date Fleet Bank vacates, however. If Fleet Bank does not vacate on or before May 31, 1996, Landlord shall use Landlord's best efforts to obtain possession of the Leased Premises from Fleet Bank as soon as possible. Possession of the Leased Premises shall be provided to Tenant as soon after May 31, 1996 and the date the Fleet Bank has vacated as Tenant requests. It is acknowledged that possession of the Leased Premises may be provided to Tenant prior to the Commencement Date of the Lease, it being the object of such possible advance occupancy to allow Tenant to perform fit-out of the Leased Premises desired to be performed by Tenant prior to the Commencement Date.

         19.02 Tenant may use any pre Commencement Date occupancy of the Leased Premises in order for Tenant to perform its desired initial fit-out of the Leased Premises. If, however, Tenant shall thereafter terminate this Lease on account of failure to obtain Banking Commission Approval, then upon request of Landlord, Tenant shall immediately restore the Leased Premises to the condition existing upon delivery of possession to Tenant, and Tenant shall pay a use and occupancy fee to Landlord equivalent to the Basic Minimum Annual Rent and installment Additional Rent for the period beginning with Tenant's commencement of Tenant's fit-out work in the Lease Premises and ending with the vacating of the Leased Premises or such later completion of any such restoration work. If Tenant shall perform any pre-Commencement Date fit-out work or enter into any pre-Commencement Date occupancy of the Leased Premises, then Tenant shall first provide Landlord with certificates of the insurance coverage required of Tenant under this Lease, and Tenant shall be responsible for all indemnifications of Landlord on account of any acts or omissions of Tenant or Tenant's agents, servants, employees and/or contractors as would be in effect had the Commencement Date occurred.


                                   ARTICLE XX

                  State Banking Commission Approval Contingency

         20.01 Upon execution of this Lease, Tenant shall promptly proceed to obtain approval from the State of Connecticut Banking Commission (the "Banking Commission") for Tenant's operation of a bank branch at the Leased Premises (the "Banking Commission Approval"). In the event that Tenant is unable to obtain the Banking Commission Approval on or before August 1, 1996 (the "Banking Commission Approval Contingency Date"), then Tenant may terminate this Lease upon Notice to Landlord, which Notice may only be given within five business days after the Banking Commission

Approval Contingency Date. Tenant shall use Tenant's best efforts to obtain the Banking Commission Approval, which shall include prosecution of the application for Banking Commission Approval with diligence. If Tenant shall receive Banking Commission Approval, Tenant shall promptly so notify Landlord, and if Tenant shall be denied in Tenant's request for Banking Commission Approval, Tenant shall also promptly so notify Landlord. If Tenant shall have complied with the provisions of this paragraph and duly given Landlord Notice of termination on account of inability to obtain Banking Commission Approval, then this Lease shall come to an end by lapse of time, effective on receipt of the Notice of Termination, otherwise, this Lease to remain in full force and effect, as if this paragraph and the termination right embodied in it did not appear in the Lease.


         This agreement shall inure for the benefit and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns, except where provided to the contrary by express provisions contained herein.


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.


                                      Westport Bank & Trust

                                      by /s/Michael H. Flynn
                                         -------------------------------
                                         Michael H. Flynn
                                         its duly authorized president



                                         /s/Robert D. Scinto
                                         -------------------------------
                                         Robert D. Scinto

State of Connecticut

                           ss City / Town of
                                             -------------------------------

County of
          ----------------------------

         Personally appeared Michael H. Flynn, signer and sealer of the foregoing instrument and the duly authorized president of Westport Bank & Trust, who acknowledged the same to be his free act and deed and the duly authorized
free act and deed of  Westport  Bank & Trust,  before me,  this           day of
                                                                ---------
                     , 1996.
- ---------------------

                                     ---------------------------------
                                     Commissioner of the Superior
                                     Court / Notary Public



State of Connecticut

                           ss City / Town of Shelton

County of Fairfield

         Personally appeared Robert D. Scinto, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed, this 22nd day of May, 1996.

                                      /s/Eleanor M. Choate
                                      -----------------------------------
                                      Commissioner of the Superior
                                      Court / Notary Public